UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 22 2026 (June 17, 2026)
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National Vision Holdings, Inc.
(Exact name of registrant as specified in its charter)
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001-38257
(Commission file number)

Delaware		46-4841717
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

2435 Commerce Ave.
Building 2200		30096
Duluth,	Georgia	(Zip Code)
(Address of principal executive offices)
(770) 822‑3600
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	EYE	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 17, 2026, National Vision Holdings, Inc. (“National Vision” or the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). The matters submitted to stockholders at the Annual Meeting and the voting results are as follows:
Proposal 1: Election of Directors
Stockholders elected eleven director nominees to hold office for terms expiring at the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Jose Armario	71,479,950	746,786	143,014	3,050,477
L. Reade Fahs	70,773,915	1,427,583	168,252	3,050,477
Virginia A. Hepner	71,450,302	784,077	135,371	3,050,477
Susan Somersille Johnson	71,231,053	1,002,886	135,811	3,050,477
Naomi Kelman	71,595,450	638,489	135,811	3,050,477
James M. McGrann	72,016,968	217,126	135,656	3,050,477
Michael J. Nicholson	71,993,783	239,889	136,078	3,050,477
Susan O’Farrell	71,752,548	481,781	135,421	3,050,477
D. Randolph Peeler	70,794,057	1,406,999	168,694	3,050,477
Alex Wilkes	72,017,052	217,504	135,194	3,050,477
Caitlin Zulla	71,906,943	327,857	134,950	3,050,477

Proposal 2: Advisory Vote on Executive Compensation
Stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
70,210,320	2,022,774	136,656	3,050,477

Proposal 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm
Stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2026.

For	Against	Abstain
73,341,054	1,913,162	166,011

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: June 22, 2026	By:	/s/ Jared Brandman
	Name:	Jared Brandman
	Title:	Chief Legal & Strategy Officer, Corporate Secretary